                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-A/A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          LINCOLN HERITAGE CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                  Texas                                36-3427454
----------------------------------------   ------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)



1250 Capitol of Texas Highway, Austin, Texas                     78746
--------------------------------------------                  ----------
  (Address of principal executive offices)                    (Zip Code)



      Securities to be registered pursuant to Section 12(b) of the Act:


         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered
         -------------------                    ------------------------------

Common Stock, $.01 par value per share                 Pacific Exchange
--------------------------------------                 ----------------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

      Securities to be registered pursuant to Section 12(g) of the Act:


                                     None
                               (Title of class)

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Item 1.     Description of Securities.
            -------------------------

            The description of Lincoln Heritage Corporation's Common Stock, $.01 par value per share, set forth at pages 38-39 of the Registration Statement on Form S-1 (Registration No. 333-50525) filed with the Securities and Exchange Commission on April 20, 1998, is incorporated herein by reference.

Item 2.     Exhibits.
            --------

            The following exhibits are included herewith or incorporated by reference:

Exhibit No.                            Description
-----------                            -----------
   I.1.1          Specimen Form of Common Stock Certificate (filed as Exhibit
                  4.1 to Lincoln Heritage Corporation's Registration
                  Statement on Form S-1 (Registration No. 333-50525) and
                  incorporated herein by reference).

   I.1.2 Registration Rights Agreement dated as of April 6, 1998 by and between Lincoln Heritage Corporation and National
                  Heritage Enterprises, Inc. (filed as Exhibit 4.2 to Lincoln
                  Heritage Corporation's Registration Statement on Form S-1
                  (Registration No. 333-50525) and incorporated herein by reference).

   I.2.1          Amended and Restated Articles of Incorporation of Lincoln
                  Heritage Corporation (filed as Exhibit 3.1 to Lincoln
                  Heritage Corporation's Registration Statement on Form S-1
                  (Registration No. 333-50525) and incorporated herein by reference).

   I.2.2 Bylaws of Lincoln Heritage Corporation, as currently in effect (filed as Exhibit 3.2 to Lincoln Heritage
                  Corporation's Registration Statement on Form S-1
                  (Registration No. 333-50525) and incorporated herein by reference).

                                     *     *     *





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                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        LINCOLN HERITAGE CORPORATION



Date:  August 6, 1998                   By   /s/ Nicholas M. Powling
                                          -------------------------------------
                                           Nicholas M. Powling, President and
                                           Chief Executive Officer





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
                                         EXHIBIT INDEX

Exhibit No.                           Description                                         Page
-----------                           -----------                                         ----
I.1.1             Specimen Form of Common Stock Certificate (filed as Exhibit
                  4.1 to Lincoln Heritage Corporation's Registration
                  Statement on Form S-1 (Registration No. 333-20047) and
                  incorporated herein by reference).

I.1.2 Registration Rights Agreement dated as of April 6, 1998 by and between Lincoln Heritage Corporation and National
                  Heritage Enterprises, Inc. (filed as Exhibit 4.2 to Lincoln
                  Heritage Corporation's Registration Statement on Form S-1
                  (Registration No. 333-50525) and incorporated herein by reference).

I.2.1             Amended and Restated Articles of Incorporation of Lincoln
                  Heritage Corporation (filed as Exhibit 3.1 to Lincoln
                  Heritage Corporation's Registration Statement on Form S-1
                  (Registration No. 333-50525) and incorporated herein by reference).

I.2.2 Bylaws of Lincoln Heritage Corporation, as currently in effect (filed as Exhibit 3.2 to Lincoln Heritage
                  Corporation's Registration Statement on Form S-1
                  (Registration No. 333-50525) and incorporated herein by reference).


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